UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                               SCHEDULE 14C
                              (RULE 14c-101)

                         SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange
                              Act of 1934

Filed by the registrant   [X]
Filed by a party other than the registrant   [ ]

     Check the appropriate box:

     [X] Preliminary information statement
     [ ] Confidential, for use of the Commission only
          (as permitted by Rule 14c-5(d)(2))
     [ ]  Definitive information statement

                           Basic Services, Inc.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

     Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on the table below per Exchange Act
          Rules 14c-5(g) and 0-11.
          1)  Title of each class of securities to which transaction applies:
          2)  Aggregate number of securities to which transaction applies:
          3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          4)  Proposed maximum aggregate value of transaction:
          5)  Total fee paid:  N/A

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:  N/A
         (2)  Form, schedule or registration statement no.:  N/A
         (3)  Filing party:  N/A
         (4)  Date filed:  N/A

                              Basic Services, Inc.
                         20855 NE 16 Ave., Suite #C-16
                             Miami, Florida 33179
                 Phone: 305-770-4488    Fax: 305-770-4489

                                                       [date], 2007

To the Shareholders:

The purpose of this Information Statement is to is to inform the holders of record, as of the close of business on [date] (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of Basic Services, Inc. a Nevada corporation ("BICV" or the "Company"), that six holders of approximately 72% of our capital stock as of the Record Date have given written consent as of October 30, 2007, to approve the following:

 .  To reflect that the Corporation's name be, and hereby is, changed to:

                                 Adrenalina

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the increase of authorized shares, the forward stock split and the corporate name change as described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about [date].

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Ilia Lekach
-----------------------
    Ilia Lekach
    Director and
    Chief Executive Officer

                     WE ARE NOT ASKING YOU FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            Basic Services, Inc.
                         20855 NE 16 Ave., Suite #C-16
                             Miami, Florida 33179
                 Phone: 305-770-4488    Fax: 305-770-4489

                            INFORMATION STATEMENT
                         AND NOTICE OF ACTIONS TAKEN
                BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information
-------------------

This Information Statement is being provided to the Shareholders of Basic Services, Inc. ("BICV" or the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a meeting of shareholders, to approve the following:

    To reflect that the Corporation's name be, and hereby is, changed to:

                                  Adrenalina

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                             Basic Services, Inc.
                         20855 NE 16 Ave., Suite #C-16
                             Miami, Florida 33179

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above.

Information on Consenting Stockholders

Pursuant to the Company's Bylaws and the Nevada Corporate Law, the amendments to our Articles of Incorporation (the "Amendment") must be approved by the vote of the holders of shares representing a majority of the voting power of the common stock. The Company's Articles of Incorporation do not authorize cumulative voting.

Outstanding Voting Stock of the Company
---------------------------------------

As of the Record Date, the Company had 70,000,000 authorized shares of common stock, of which 19,453,000 were issued and outstanding. The consenting stockholders, who consist of six current stockholders of the Company, are collectively the record and beneficial owners of 14,067,000 shares, which represents approximately 72% of the issued and outstanding shares of the Company's outstanding common stock. The consenting stockholders voted in favor of the actions described by written consent, dated October 30, 2007. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. We will file an Amendment to the Articles of Incorporation of the Company (the "Amendment") in order to increase the number of authorized shares and change the name of the Company, in accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the Amendment will not be filed with the Secretary of State of Nevada or become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

Security Ownership of Certain Owners and Management
---------------------------------------------------

The following Table sets forth the Common Stock ownership information as of [date], with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common and Preferred Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the Amendment described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

                                                         Amount
Title     Name and Address                               of shares    Percent
of        of Beneficial                                  held by       of
Class     Owner of Shares                Position        Owner        Class(1)
----------------------------------------------------------------------------
Common     Ilia Lekach (2)               Chairman/CEO    5,967,000      30.7%
Common     Jeffrey Geller (3)            President,
                                         CFO, and COO.     450,000       2.3%
Common     Yonatan Feldman (4)           CTO               180,000       0.9%
Common     Jonathan Abenhaim (5)         Sr. VP Media      180,000       0.9%
Common     Joseph Bouhadana (6)          Director                0       0.0%
Common     Bryan Feldman (7)             Director           90,000       0.4%
Common     IZJD Corp. (8)                IZJD Corp       7,200,000      37.0%
------------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (6 persons)                                  6,867,000      35.2%

(1) The percentages listed in the percent of class column are based upon 19,453,000 issued and outstanding shares of Common Stock.
(2) Ilia Lekach, 20855 NE 16 Ave., Suite #C-16. Miami, Florida 33179, these shares are jointly owned with Deborah Lekach, wife, 100,000 shares are owned by Pesia/Boris Lekach, children to Ilia and Deborah Lekach; further, Ilia and Deborah Lekach own a 20 percent interest in IZJD Corp. the largest shareholder of Adrenalina.
(3) Jeffrey Geller, 20855 NE 16 Ave., Suite #C-16. Miami, Florida 33179, these shares are jointly owned with Daphna Geller, wife, additionally the following shares are owned by their children: Jose Geller, 250,000 shares; Leon Geller, 50,000 shares and Vicky Geller, 100,000 shares.
(4)  Yonatan Feldman, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(5)  Jonathan Abenhaim, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(6)  Joseph Bouhadana, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(7)  Bryan Feldman, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(8)  IZJD Corp, 20855 N.E. 16th Ave. suite c-16, Miami Fl 33179, IZJD Corp is beneficially owned by: Issac Lekach Wainbach (20%); Josh Lekach Wainbach (20%); Zalman Lekach Wainbach (20%); David Lekach Wainbach (20%); Ilia Lekach (10%); and Deborah Lekach (10%).


==============================================================================

                    EXPLANATION OF ACTIONS TO BE TAKEN


                                  ITEM 1

                AMENDMENT OF THE ARTICLES OF INCORPORATION
                    TO CHANGE THE NAME OF THE COMPANY

The Board of Directors of the Company has adopted a resolution to change the name of the corporation from "Basic Services, Inc." to "Adrenalina." The holders of shares representing a majority of the Company's outstanding voting stock have given their written consent to the Corporate Name Change. Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. We will file an Amendment to the Articles of Incorporation of the Company (the "Amendment") in order to change the name of the Company, provided, however, that in accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the name change Amendment will not be filed with the Secretary of State of Nevada or become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

The Corporate Name Change has been approved because the new name represents the Company's new business focus. BICV commenced business in March 28, 2007, as dividend spin off of Eaton Laboratories in order to develop generic pharmaceutical products. On [date], the Company entered into an Acquisition and Plan of Merger Agreement with LQD Adrenalina, LLC and it subsidiaries ("ADRE"), a privately-held Limited Liability Company headquartered in Miami, Florida. (See Current Report filed with the Commission, dated October 26, 2007.)

Pursuant to the Acquisition and Plan of Merger, LQD Adrenalina, LLC and it subsidiaries took control of the Company. LQD Adrenalina, LLC is engaged in the media, retail and entertainment business headquartered in South
Florida.

As a result of this change of direction, the Company's business focus now deals with sports retail, media and entertainment. The adoption of "Adrenalina" (Spanish for adrenalin) more clearly and accurately describes the Company's new business focus.

With the name "Basic Services, Inc.", there is no clear relationship to the Company's current business activities. The name "Adrenalina" should allow the Company to develop a clearer and more recognizable identity in the marketplace.

Effective Date
--------------

Certificates for the Company's common stock that recite the name "Basic Services, Inc." will continue to represent shares in the Company after the Corporate Name Change has become effective. If, however, a stockholder wishes to acquire a certificate reciting the name "Adrenalina" after the effectiveness of the Corporate Name Change, the stockholder may do so by surrendering their certificate to the Company's transfer agent with a request for a replacement certificate and the appropriate stock transfer fee. The new certificate will reflect the name change.

     The Company's transfer agent is:

                        Empire Stock Transfer Inc.
                     2470 St. Rose Parkway, Suite 304
                          Henderson, Nevada 89074
                           Tel:  (702) 818-5898
                           Fax:  (702) 974-1444

No Dissenter's Rights
---------------------

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

Nevada Anti-Takeover Provisions
-------------------------------

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law apply to BICV. Section 78.438 of the Nevada law prohibits the Company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired the BICV shares, unless the transaction is approved by Basic Services' Board of Directors. The provisions also prohibit the Company from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity. These provisions could delay, defer or prevent a change in control of Basic Services, Inc.

Conclusion
----------

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This Information
Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                   For the Board of Directors of
Date:  [date], 2007                Basic Services, Inc.


                                   By:  /s/ Ilia Lekach
                                    ----------------------------------
                                            Ilia Lekach
                                            President and Director

Exhibit "A"


                                  PROPOSED
                         CERTIFICATE OF AMENDMENT
                                   OF THE
                         ARTICLES OF INCORPORATION
                                     OF
                         BASIC SERVICES, INC.

(Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

         We the undersigned do hereby certify that:

         1. Basic Services (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on March 28, 2007 (file #E0221172007-7).

         2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE I and ARTICLE IV and replacing it in its entirety with the following amendments:

          ARTICLE I:  The name of the corporation shall be:

                             Adrenalina

         3. This amendment to the Articles of incorporation has been duly adopted in accordance General Corporation Law of the State of Nevada.

         4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 19,453,000 ; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         5. The number of shares voted for such amendments was 14,067,000 (72%) and the number voted against such amendment was 0 (0%).

         The undersigned has signed these Articles on [date] ____, 2007.


                                     /s/
                                     ---------------------------
                                     By: Ilia Lekach
                                     Title: Director and CEO